SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            DIGITAL LINK CORPORATION
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  NO FEE REQUIRED.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(4)  Date filed:

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

                           DIGITAL LINK CORPORATION
                              217 HUMBOLDT COURT
                         SUNNYVALE, CALIFORNIA 94089
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Digital Link Corporation (the "Company") will be held at the Sheraton Four Points Hotel located at 1100 North Mathilda Avenue, Sunnyvale, California 94089 on Wednesday, May 21, 1997, at 9:00 a.m. Pacific Daylight Time, for the following purposes:


   1. To elect five directors of the Company, each to hold office until the next Annual Meeting of Shareholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. The following persons are the nominees for election as directors:

                    Vinita Gupta               Alan I. Fraser
                    Richard C. Alberding       Narendra K. Gupta
                    Gregory M. Avis

   2. To approve an amendment to the Company's 1992 Equity Incentive Plan to increase by 800,000 the number of shares of Common Stock of the Company reserved for issuance upon exercise of options that may be granted thereunder, to a total of 2,898,890 shares.

   3. To ratify the selection of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the current fiscal year.

   4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on March 28, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.


                                      By Order of the Board of Directors

                                      /s/ Stanley E. Kazmierczak

                                      Stanley E. Kazmiercak
                                      Vice President Finance and Administration,
                                      Chief Financial Officer and Secretary

Sunnyvale, California
April 18, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                            DIGITAL LINK CORPORATION
                               217 HUMBOLDT COURT
                           SUNNYVALE, CALIFORNIA 94089

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                                 April 18, 1997

   The accompanying proxy is solicited on behalf of the Board of Directors of Digital Link Corporation, a California corporation (the "Company" or "Digital Link"), for use at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Four Points Hotel located at 1100 North Mathilda Avenue,
Sunnyvale, California 94089 on Wednesday, May 21, 1997, at 9:00 a.m. Pacific Daylight Time (the "Meeting"). All proxies will be voted in accordance with the instructions contained therein, and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals set forth in the accompanying Notice of Meeting and this Proxy Statement. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about April 18, 1997.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

   Holders of the Company's Common Stock are entitled to one vote for each share held as of March 28, 1997 (the "Record Date"). At the close of business on the Record Date, the Company had 9,142,931 shares of Common Stock outstanding and entitled to vote. Only holders of record of the Company's Common Stock at the close of business on the Record Date will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business.

   With respect to proposal no. 1, the affirmative vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors is required to approve the election of the five directors. Cumulative voting for directors is not permitted. Proposal nos. 2 and 3 require for approval the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. For purposes of such calculations (i) the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Meeting, whether such shareholders vote "for," "against," "abstain" or give no instructions, will be counted for purposes of determining the minimum number of affirmative votes required to approve proposal nos. 2 and 3, (ii) the total number of shares cast for a proposal or giving no instructions will be considered to have been voted in favor of the proposal, and (iii) an abstention from voting on a matter by a shareholder present in person or by proxy at the Meeting has the same effect as a vote against the proposal. In addition, the affirmative votes for proposal nos. 2 and 3 must constitute at least a majority of the required quorum. In the event that a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be considered present and entitled to vote with respect to that matter.

   In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

   The cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Meeting, will be borne by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request that the brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The official solicitation of proxies may also be supplemented by telephone, telegram and personal solicitation by directors, officers and regular employees of the Company.

                             REVOCABILITY OF PROXIES

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a written instrument delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

NOMINEES

   A board of five directors is to be elected at the Meeting. Each director will be elected to hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of each of the five nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine.


   The names of the nominees, each of whom is currently a director of the Company, and certain information about them as of March 28, 1997, are set forth below:

  NAME OF DIRECTOR     AGE               PRINCIPAL OCCUPATION              DIRECTOR SINCE
-------------------- ----- ----------------------------------------------- --------------
Vinita Gupta           46    Chairperson of the Board of the Company           1985
Alan I. Fraser         46    President and Chief Executive Officer of the      1996
                             Company
Richard C. Alberding   66    Executive Vice President, Hewlett Packard         1994
                             Company (Retired)
Gregory M. Avis        38    Managing General Partner, Summit Partners         1987
Narendra K. Gupta      48    Chairman of the Board, Integrated Systems, Inc.   1985

   Mrs. Gupta is a founder of the Company. She has served as Chairperson of the Board since its formation in May 1985. She also served as Chief Executive Officer of the Company from May 1985 to September 1996, President of the Company from May 1985 to March 1995 and from October 1995 to September 1996, Chief Financial Officer of the Company from November 1991 to December 1992 and
Secretary of the Company from May 1985 to December 1993. From March 1978 to February 1985, Mrs. Gupta held various engineering management positions at Bell Northern Research Inc., a research and development arm of Northern Telecom, Ltd. Mrs. Gupta also serves as a director of Integrated Systems, Inc., which develops and markets real-time software products. Mrs. Gupta holds a Bachelor of Engineering degree in Electronics and Communications from the University of
Roorkee (Roorkee, India) and a Master of Science degree in Electrical Engineering from the University of California, Los Angeles. Dr. Narendra K. Gupta, also a director of the Company, is the husband of Mrs.
Gupta.

   Mr. Fraser has served as President and Chief Executive Officer and a director of the Company since September 1996. From September 1995 to August 1996, Mr. Fraser served as President of Microunity

Systems Engineering, Inc., a privately-held semi-conductor company. From November 1976 to August 1995, Mr. Fraser held various executive management positions at Northern Telecom, Inc., a telecommunications manufacturer. Mr. Fraser serves as a member of the Board of Trustees of the Aspen Institute. Mr. Fraser is a Certified General Accountant.

   Mr. Alberding has served as a director of the Company since December 1994. Since 1991, Mr. Alberding has served on the boards of a number of public and private companies. He retired from the Hewlett Packard Company ("Hewlett Packard") in 1991, at which time he was serving as an Executive Vice President. Mr. Alberding is a director of Kennametal, Inc., Walker Interactive Systems, Digital Microwave Corp., Paging Network Inc., SYBASE, Inc., Quickturn Design Systems, Inc., Storm Technology, Inc., and several privately held corporations. Mr. Alberding holds a Bachelor of Arts degree in Business Administration from Augustana University and an Engineering Degree from Devry Technical Institute.

   Mr. Avis has served as a director of the Company since December 1987. Since January 1987, Mr. Avis has been a managing general partner of Summit Partners. Summit Partners and its affiliates manage a number of venture capital funds. Mr. Avis also serves as a director of CMG Information Services, Inc., Powerwave Technologies, Splash Technology Holdings and several privately held corporations. Mr. Avis holds a Bachelor of Arts degree in Political Economy from Williams College and a Master of Business Administration degree from Harvard Business School.

   Dr. Gupta has served as a director of the Company since October 1985. Dr. Gupta founded Integrated Systems, Inc., a company that develops and markets real-time software products, in 1980 and is currently Chairman of its Board of Directors. Dr. Gupta is a Fellow of the Institute of Electrical and Electronic Engineers (IEEE). In addition to Integrated Systems, Inc., Dr. Gupta is also a director of Simulation Sciences Inc. Dr. Gupta holds a Bachelors degree from I.I.T. Delhi (Delhi, India), a Master of Science degree from the California Institute of Technology and a Ph.D. degree from Stanford University, all in Engineering. Mrs. Gupta, founder and Chairperson of the Board of Directors of the Company, is the wife of Dr. Gupta.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

   The Board of Directors met six times and acted by written consent one time during fiscal 1996. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period that he or she served).

   Standing committees of the Board of Directors include an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions.

   Messrs. Alberding and Avis are currently the members of the Audit Committee, as well as Charles R. Moore, who is not standing for reelection to the Board at the Meeting. The Audit Committee met two times during fiscal 1996. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures, reviews the general scope of the Company's annual audit and the fees charged by the independent accountants, reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board of Directors and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock is listed.

   Messrs. Alberding, Avis and Moore are also currently the members of the Company's Compensation Committee. (Mr. Alberding resigned from the Committee in January 1996 and was reappointed to the Committee in August 1996). The Compensation Committee met four times and acted by written consent four times during fiscal 1996. The Compensation Committee administers the Company's 1992 Equity

Incentive Plan, as amended, 1993 Employee Stock Purchase Plan and 1994 Directors Stock Option Plan (the "Directors Plan") and determines the salaries and other compensation for officers and certain other employees of the Company.

DIRECTOR COMPENSATION

   Prior to October 1994, directors of the Company, with the exception of Charles R. Moore, a nonemployee director, did not receive any cash compensation for their services as such but were reimbursed for their reasonable expenses in attending meetings of the Board of Directors. In October 1994 the Company changed its compensation policy to include $5,000 annual retainers for all nonemployee directors. In addition to this annual payment, each nonemployee director receives $1,000 per meeting attended, $500 per committee meeting attended and $250 per meeting via teleconference, and each director is reimbursed for his reasonable expenses in attending meetings of the Board of Directors. In accordance with this policy, Mr. Alberding received $13,750, Mr. Avis received $13,750, Dr. Gupta received $12,250 and Mr. Moore received $7,750 for their services as directors of the Company during fiscal 1996.

   In October 1994, the Company adopted the Directors Plan, which provides for a grant of 10,000 shares to each nonemployee director who was serving on the Board at the time of the Board's adoption of the Directors Plan and for the grant of 15,000 shares for each new nonemployee director on the date such director is appointed to the Board. In addition, the Directors Plan provides for annual grants in the amount of 5,000 shares to each nonemployee director on the anniversary of such director joining the Board, as long as he remains a member of the Board. In accordance with the Directors Plan, Mr. Alberding was granted nonqualified stock options to purchase 5,000 shares of Common Stock with an exercise price of $23.25 per share in December 1996; Mr. Avis was granted nonqualified stock options to purchase 5,000 shares of Common Stock with an exercise price of $21.75 per share in December 1996; Dr. Gupta was granted nonqualified stock options to purchase 5,000 shares of Common Stock with an exercise price of $18.25 per share in October 1996; and Mr. Moore was granted nonqualified stock options to purchase 5,000 shares of Common Stock with an exercise price of $15.75 per share in September 1996. Each of these options becomes exercisable with respect to 2.08% of the shares each calendar month after the grant date so long as the director remains a member of the Board. In addition, Mr. Alberding was granted nonqualified stock options to purchase 10,000 shares of Common Stock with an exercise price of $10.125 per share in January 1996 pursuant to the Company's 1992 Equity Incentive Plan, as amended. This option becomes exercisable with respect to 25% of the shares one year following the grant date and thereafter with respect to an additional 2.084% of the shares each full month thereafter.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                 ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                    PROPOSAL NO. 2--APPROVAL OF AMENDMENT TO
                         THE 1992 EQUITY INCENTIVE PLAN

   The 1992 Equity Incentive Plan (the "Equity Incentive Plan") was adopted by the Board of Directors on February 18, 1992 and approved by the shareholders on May 19, 1992. On December 3, 1993, the Board approved, and on December 21, 1993, a majority of the Company's shareholders approved, amendments to the Equity Incentive Plan which increased the number of shares of Common Stock reserved for issuance thereunder from 848,890 to 1,598,890 shares and added a limitation restricting the number shares available for issuance to each "Named Executive Officer" (as defined in the Equity Incentive Plan) of the Company at any time under the Equity Incentive Plan to an aggregate maximum of 500,000. On February 24, 1995 the Board approved, and on June 13, 1995, a majority of the Company's shareholders approved, an amendment to the Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 to 2,098,890. On February 12, 1997 the Board approved an amendment to the Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 800,000 to 2,898,890, subject to shareholder approval. The Board believes that this increase in the number of shares reserved for issuance under the Equity Incentive Plan is in the best interests of the Company. The granting of options under the Equity Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which options may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet those goals.

   Over the term of the Equity Incentive Plan through March 28, 1997, a total of 1,992,225 stock options had been granted, net of cancellations. During this same period, the following Named Officers (as defined under "Executive Compensation," below) had been granted options under the Equity Incentive Plan to purchase the following number of shares of the Company's Common Stock: Vinita Gupta--none; Alan I. Fraser--370,000; Timothy K. Montgomery--210,000 shares; Toni M. Bellin--112,500 shares; Jack C. Musgrove--80,000 shares; Stanley E. Kazmierczak--93,750 shares; and James W. Checco--75,000 shares and the following nominees for election as a director had been granted options under the Equity Incentive Plan to purchase the following number of shares of the Company's Common Stock: Vinita Gupta-- none; Richard C. Alberding--10,000 shares; Gregory
M. Avis--none: Alan I. Fraser--(see above); and Narendra K. Gupta-- none. During that same period, net of cancellations, the Company's current executive officers, as a group (7 persons) had been granted options to purchase an aggregate of 889,688 shares under the Equity Incentive Plan, all current directors who are not executive officers as a group (4 persons) had been granted options to purchase an aggregate of 10,000 shares under the Equity Incentive
Plan, and all employees and consultants other than the current executive officers had been granted options to purchase an aggregate of 1,092,537 shares under the Equity Incentive Plan.

                          1992 EQUITY INCENTIVE PLAN

   PURPOSE. The purpose of the Equity Incentive Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of options, restricted stock and performance stock bonuses.

   Below  is a  summary  of  the  principal  provisions  of the  amended  Equity
Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

   SHARES SUBJECT TO THE EQUITY INCENTIVE PLAN. The stock reserved for issuance pursuant to awards granted under the Equity Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. The Board of Directors has approved an amendment to the Equity Incentive Plan to increase the aggregate number of shares that may be issued pursuant to awards granted under the Equity Incentive Plan from 2,098,890 shares to 2,898,890 shares, subject to shareholder approval. If any option granted under the Equity Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, the shares released from such option or award will again become available for grant and purchase under the Equity Incentive Plan.

   ELIGIBILITY. Employees, officers, directors, independent contractors, consultants and advisors of the Company (and of any parent, subsidiary or affiliate) whom the Board deems to have any potential to contribute to the future success of the Company ("Participants") will be eligible to receive any of the different types of awards under the Equity Incentive Plan. Certain "Named Executive Officers" as that term is defined in the Equity Incentive Plan pursuant to Regulation S-K promulgated under the Exchange Act are each eligible to receive up to an aggregate maximum of 500,000 shares of Common Stock under the Equity Incentive Plan. As of the Record Date, approximately 180 persons were eligible to receive awards under the Equity Incentive Plan, 270,196 shares had been issued upon exercise of options, 1,722,029 shares were subject to outstanding options and 106,665 shares were available for future option grants (excluding the 800,000 additional shares approved by the Board for issuance under the Equity Incentive Plan, subject to shareholder approval). The closing price of the Common Stock on that date was $13.75. Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards.

   ADMINISTRATION. The Equity Incentive Plan is administered by the Compensation Committee. The interpretation or construction by the Compensation Committee of any provision of the Equity Incentive Plan or of any option granted under it is final and binding on all Participants.

   STOCK OPTIONS. The Equity Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines for each option whether the option is to be an ISO or a NQSO, the number of shares for which the option will be granted, the exercise price of the option, the period during which the option may be exercised and other terms and conditions. Each option granted under the Equity Incentive Plan is evidenced by an option grant in such form as the Compensation Committee approves and is subject to the following conditions:

      Limitation on ISOs. A Participant may receive an ISO only if he or she is an employee of the Company or of a parent or subsidiary of the Company.

      Number of Shares. Each option grant states the number of shares to which it pertains.

      Option Exercise Period. Currently options granted under the Equity Incentive Plan generally become exercisable as to 25% of the shares one year following the grant date and are exercisable as to an additional 2.084% of the shares each full month thereafter. Options granted under the Equity Incentive Plan before November 1995 generally become exercisable with respect to 20% of the shares on each anniversary from the effective date of grant.

      Option Exercise Price. The option exercise price of an ISO may not be less than 100% of the "fair market value" (as defined in the Equity Incentive
   Plan) of the shares subject to the ISO on the date of grant. The option exercise price of a NQSO may not be less than 85% of the fair market value of the shares subject to the NQSO on the date of grant. However, any options granted to a holder of more than 10% of the total combined voting shares of the Company may not be less than 110% of the fair market value of the shares subject to such an option.

      Form of Payment. The exercise price of options granted under the Equity Incentive Plan, plus any applicable income tax withholding, is typically payable in cash or by check. The option exercise price may also be payable in shares of fully paid Common Stock of the Company that have been owned by the Participant for more than six months, by a full recourse promissory note, by waiver of compensation due or accrued to the Participant, by tender of property, through a "same day sale," through a "margin commitment" or by any combination of the foregoing that the Compensation Committee may authorize.

      Term of Options. Options granted under the Equity Incentive Plan are permitted to be exercisable for up to ten years, except that an option granted to a holder of greater than 10% of the total combined voting shares of the Company may not be exercisable for more than five years.

      Effect of Participant's Termination of Employment. If a Participant terminates employment with the Company, or any parent, subsidiary or affiliate of the Company, the Participant typically has ninety days (or twelve months in the case of the Participant's death or disability) to exercise any options exercisable on the date the Participant's employment with the Company terminates.

   RESTRICTED STOCK AWARDS. The Compensation Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award, and can be paid for as described under Option Exercise Price above.

   STOCK BONUS AWARDS. The Compensation Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine.

   MERGERS,  CONSOLIDATIONS,  CHANGE  OF  CONTROL.  In the  event  of a  merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the Participants under the

Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at such time and upon such conditions as the Compensation Committee determines.

   AMENDMENT OF THE EQUITY INCENTIVE PLAN. The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form or award agreement or instrument to be executed pursuant to the Equity Incentive Plan. The Board may not amend the Equity Incentive Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 (or its successor).

   TERM OF THE EQUITY INCENTIVE PLAN. Awards may be granted pursuant to the Equity Incentive Plan from time to time until December 3, 2003, which is ten years after the date the Equity Incentive Plan was originally adopted by the Board.

FEDERAL INCOME TAX INFORMATION

   THE FOLLOWING IS A GENERAL SUMMARY AS OF THIS DATE OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX
CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE EQUITY INCENTIVE PLAN.

      Incentive Stock Options. A Participant recognizes no income upon grant of an ISO and incurs no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

      If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

      Alternative Minimum Tax. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

      Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's purchase price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

      Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

      Omnibus Budget Reconciliation Act of 1993. The Omnibus Budget Reconciliation Act of 1993, provides that the maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income. The Omnibus Budget Reconciliation Act of 1993 also increased the alternative minimum tax from 24% to 26% (28% for alternative minimum taxable income in excess of $175,000) of an individual taxpayer's alternative minimum taxable income, effective with respect to taxable years beginning after December 31, 1992.

      Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

   ERISA. The Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
                 THE AMENDMENT TO THE 1992 EQUITY INCENTIVE PLAN

        PROPOSAL NO. 3--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected Coopers & Lybrand, L.L.P. as the Company's independent auditors to perform the audit of the Company's financial statements for the fiscal year ending December 31, 1997, and the shareholders are being asked to ratify such selection. Notwithstanding the selection, the Board, in its discretion may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote for such ratification, the Board of Directors will reconsider its selection.

   Representatives of Coopers & Lybrand, L.L.P. will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                   THE SELECTION OF COOPERS & LYBRAND, L.L.P.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information known to the Company, as of March 28, 1997, with respect to beneficial ownership of the Company's Common Stock by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each present director, (iii) each executive officer named in the Summary Compensation Table below (the "Named Officers") and (iv) all current executive officers and directors as a group.

                                                            COMMON STOCK(1)
                                                      --------------------------
                                                     AMOUNT AND NATURE
                                                       OF BENEFICIAL    PERCENT
                NAME OF BENEFICIAL OWNER                  OWNERSHIP     OF CLASS
----------------------------------------------------- ---------------- ---------
Vinita Gupta(2) .....................................  4,043,854         44.2%
Narendra K. Gupta(2) ................................  4,043,854         44.2
Kopp Investment Advisors, Inc.(3) ...................  2,744,105         30.0
Stanley E. Kazmierczak(4) ...........................     49,831           *
Timothy K. Montgomery(5) ............................     35,000           *
Charles R. Moore(6) .................................     34,450           *
Jack C. Musgrove(7) .................................     28,125           *
Toni M. Bellin(8) ...................................     23,290           *
Richard C. Alberding(9) .............................     14,479           *
James W. Checco(10) .................................     12,612           *
Gregory M. Avis(11) .................................     11,771           *
Alan I. Fraser(12) ..................................        --           --
All current executive officers and directors as a
 group (11 persons)(13) .............................  4,240,800         45.5
-------------
  *  Less than 1%.

(1) Based upon information supplied by officers, directors and principal shareholders. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission ("SEC") that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to an option that is currently exercisable or exercisable within 60 days of March 28, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Represents 2,857,387 shares of Common Stock held of record by Vinita Gupta, 862,500 shares held of record by Vinita and Narendra Gupta, together with a third party, as trustees for their minor children, an aggregate of 54,000 shares held of record by Mrs. Gupta as custodian for each of her two minor children (27,000 on behalf of each child), 260,800 shares held of record by Vinita and Narendra Gupta, as trustees for The Narendra and Vinita Gupta Living Trust, dated December 2, 1994, and 9,167 shares subject to options granted to Dr. Gupta, which are exercisable within 60 days of March 28, 1997. Mrs. Gupta is Chairperson of the Board of the Company. Dr. Gupta is a director of the Company. The address of Dr. and Mrs. Gupta is c/o Digital Link Corporation, 217 Humboldt Court, Sunnyvale, California 94089.

(3) Based on the joint report on Schedule 13G dated January 28, 1997 for Kopp Investment Advisors, Inc., Kopp Investment Advisors, Inc. Profit Sharing Plan, Kopp Family Foundation, LeRoy C. Kopp Individual Retirement Account and LeRoy C. Kopp, with respect to which Kopp Investment Advisors, Inc. has sole voting power as to 296,000 shares, sole dispositive power as to 40,000 shares and shared dispositive power as to 2,452,105 shares; Kopp Investment Advisors, Inc. Profit Sharing Plan has sole voting and dispositive power as to 6,000 shares; Kopp Family Foundation has sole voting

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

     and dispositive power as to 40,000 shares; LeRoy C. Kopp Individual Retirement Account has sole voting and dispositive power as to 50,000 shares; and LeRoy C. Kopp has sole voting power as to 372,000 shares, shared voting power as to 40,000 shares, sole dispositive power as to 116,000 shares and shared dispositive power as to 2,492,105 shares. LeRoy
     C. Kopp holds 100% of the outstanding capital stock of Kopp Investment Advisors, Inc., is the sole trustee of Kopp Investment Advisors, Inc. Profit Sharing Plan and LeRoy C. Kopp Individual Retirement Account and is a trustee of the Kopp Family Foundation. The address of such persons is 6600 France Avenue South, Suite 672, Edina, Minnesota 55435.

(4) Includes 33,925 shares subject to options exercisable within 60 days of March 28, 1997 and 15,906 shares held beneficially. Mr. Kazmierczak is Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company.

(5) Represents 35,000 shares subject to options exercisable within 60 days of March 28, 1997. Mr. Montgomery is Vice President, Sales of the Company.

(6) Includes 16,875 shares subject to options exercisable within 60 days of March 28, 1997 and 17,575 shares held beneficially. Mr. Moore is a director of the Company.

(7) Represents 28,125 shares subject to options exercisable within 60 days of March 28, 1997. Mr. Musgrove is Vice President, Marketing of the Company.

(8) Includes 23,250 shares subject to options exercisable within 60 days of March 28, 1997 and 40 shares held beneficially. Ms. Bellin is Vice President, Operations of the Company.

(9) Represents 14,479 shares subject to options exercisable within 60 days of March 28, 1997. Mr. Alberding is a director of the Company.

(10) Represents 12,612 shares subject to options exercisable within 60 days of March 28, 1997. Mr. Checco resigned as Vice President, Engineering of the Company in November 1996.

(11) Represents 11,771 shares subject to options exercisable within 60 days of March 28, 1997. Mr. Avis is a director of the Company.

(12) Mr. Fraser is President and Chief Executive Officer and a director of the Company.

(13) Includes the shares held of record and shares subject to options described in footnotes 2, 4 through 9, 11 and 12.

                               EXECUTIVE OFFICERS


   The following table lists certain information regarding the Company's executive officers .

          NAME            AGE                           POSITION
----------------------- ----- ----------------------------------------------------------
Vinita Gupta ...........  46   Chairperson of the Board
Alan I. Fraser .........  46   President and Chief Executive Officer
Toni Bellin ............  51   Vice President, Operations
John Eddon .............  60   Vice President and General Manager, International
Stanley E. Kazmierczak    36   Vice President, Finance and Administration, Chief Financial
                               Officer and Secretary
Timothy K. Montgomery  .  44   Vice President, Sales
Jack A. Musgrove .......  47   Vice President, Marketing
Steve Tabaska ..........  36   Vice President, Engineering and Chief Technical Officer

   Information regarding Vinita Gupta and Alan Fraser is listed under "Proposal No. 1--Election of Directors."

   Ms. Bellin has served as Vice President, Operations of the Company since she joined the Company in December 1993. From July 1987 to December 1993, she was Vice President of Operations with Humphrey Instruments Inc., a manufacturer of high technology medical systems. From July 1981 to July 1987, Ms. Bellin held several progressively responsible management positions with Humphrey
Instruments. She is also a certified fellow of the American Production and Inventory Control Society (APICS). Ms. Bellin holds a Bachelor of Arts degree in Management and a Master of Business Administration degree from St. Mary's College of California.

   Mr. Eddon has served as Vice President and General Manager, International of the Company since April 7, 1997. From August 1995 to September 1996, he was Vice President of Sales for interWAVE Communications, a microcellular base stations company. From September 1989 to June 1995, he was Vice President, Europe for N.E.T., a wide-area equipment manufacturer. From 1985 to 1989, Mr. Eddon held several management positions with Timplex, Ltd., a wide-area equipment manufacturer. From 1982 to 1984, he was General Manager of the Small Systems Group for ICL, a computer manufacturer. From 1968 to 1982, Mr. Eddon held several management positions with IBM. Mr. Eddon holds an Honours Russian degree with French and German from Manchester University.

   Mr. Kazmierczak has served as Vice President, Finance and Chief Financial Officer of the Company since December 1992, Secretary of the Company since December 1993 and Vice President, Finance and Administration since March 1996. He joined the Company in August 1987 and until December 1992 held various financial management positions with the Company that included responsibilities for financial planning and analysis. From May 1986 to August 1987, Mr. Kazmierczak was Cost Accounting Manager with Verilink Corporation, a manufacturer of communications equipment. Prior to that, he was employed by Security Pacific Bank for one year. Mr. Kazmierczak holds a Bachelor of Science degree in Business Administration from San Jose State University.

   Mr. Montgomery has served as Vice President, Sales since he joined the Company in August 1993. From October 1992 to August 1993, he was a Vice President of Business Partners International, which provided management consulting for sales channel strategies. From November 1989 to September 1992, Mr. Montgomery was a Vice President, responsible for worldwide sales, at Telebit Corporation, a manufacturer of data communications equipment. From August 1986 to October 1989, Mr. Montgomery held various sales management positions at Telebit. Mr. Montgomery holds a Bachelor of Science degree in Business Administration from Florida State University.

   Mr. Musgrove has served as Vice President, Marketing since he joined the Company in September 1995. From June 1991 to September 1995, he was Vice President, Marketing of the Network Access Division of Telco Systems, Inc., a telecommunications company. From July 1987 to June 1991, Mr. Musgrove was Director of Telecommunications Research and Consulting with Dataquest, Inc., a market research and consulting company. Mr. Musgrove holds a Bachelor of Science degree in Computer Science and Business Administration from California State University, Northridge and a Master of Business Administration degree from the University of Southern California.

   Mr. Tabaska has served as Vice President, Engineering and Chief Technical Officer since he joined the Company in February 1997. From April 1994 to January 1997, he was Executive Director of Data Services Engineering for MCI Communications. From April 1990 to April 1994, he was Director of Systems and Hardware Development of Wiltel, a telecommunications carrier company. From May 1985 to April 1990, he was Vice President, Technology of Telinq Systems, Inc., a telecommunications equipment supplier he co-founded. From June 1982 to May 1985, he was a Design Engineer of Rockwell International (currently Alcatel). Mr. Tabaska holds a Bachelor of Science degree in Electrical Engineering from The Milwaukee School of Engineering and a Master of Business Administration degree from the University of Houston.

                             EXECUTIVE COMPENSATION

   The following table sets forth all compensation awarded to, earned by, or paid for services rendered in all capacities to the Company during the fiscal years ended December 31, 1996, 1995 and 1994 by (i) the Company's Chief
Executive Officers during 1996, (ii) the Company's four other most highly compensated executive officers whose total annual salary and bonuses exceeded
$100,000 during, and who were serving as executive officers at the end of 1996, and (iii) James W. Checco, the Company's former Vice President, Engineering
(together, the "Named Officers"). This information includes the dollar values of the base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant
SARs and has no long-term compensation benefits other than options.

                          SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                                                 COMPENSATION
                                                                    AWARDS
                                         ANNUAL COMPENSATION    --------------
                                       ----------------------     SECURITIES     ALL OTHER
                                           SALARY       BONUS     UNDERLYING    COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR       ($)       ($)(1)    OPTIONS (#)       ($)(2)
------------------------------- ------ ------------- --------- -------------- --------------
Vinita Gupta(3)                  1996   $200,000      $60,000          --        $3,166
Chairperson of the Board         1995    199,327       10,400          --         3,080
                                 1994    165,000       40,000          --         3,055

Alan I. Fraser(4)                1996     69,234       45,000     370,000            --
President and Chief              1995         --           --          --            --
Executive Officer                1994         --           --          --            --

Timothy K. Montgomery            1996    199,000 (5)   25,000      60,000         3,166
Vice President, Sales            1995    200,957 (5)       --          --         3,080
                                 1994    215,915 (5)       --          --         1,715

Toni M. Bellin                   1996    160,000       32,000      10,000         3,138
Vice President, Operations       1995    150,462       12,440      60,000         3,009
                                 1994    121,038       35,000       5,000         2,382

Jack C. Musgrove(6)              1966    155,000       31,000      20,000         3,098
Vice President, Marketing        1995     40,385           --      60,000            --
                                 1994         --           --          --            --

Stanley E. Kazmierczak           1996    130,000       26,000      40,000         3,166
Vice President, Finance and      1995    122,019        5,472      25,000         3,080
Administration, Chief Financial  1994     95,000       25,000      10,000         1,881
Officer and Secretary

James W. Checco(7)               1996    175,000       24,500      45,000         3,166
Former Vice President,           1995     88,269       18,417     105,000           566
Engineering                      1994         --           --          --            --


                                       12

---------------

(1) Represents bonuses for services rendered in the fiscal year indicated but paid in the succeeding fiscal year.

(2) "All Other Compensation" for 1996, 1995 and 1994 represents Company contributions to match amounts deferred by such executives pursuant to the Digital Link Corporation 401(k) Savings Plan.

(3)  Mrs.  Gupta also served as Chief  Executive  Officer of the Company  during
     1996.

(4) The Company extended an offer of employment as the Company's President and Chief Executive Officer to Alan I. Fraser pursuant to a letter agreement dated September 5, 1996. Under the letter agreement Mr. Fraser's annual salary is $300,000 and he is eligible to earn up to 35% of his base salary as an annual bonus. Mr. Fraser receives a car allowance of $250 a month, is reimbursed for business related travel expenses and is eligible to participate in the other employee benefit plans established by the Company for its employees. In addition, Mr. Fraser received a sign-on bonus of $45,000 and was granted an option to purchase up to 370,000 shares of the Company's Common Stock pursuant to the Equity Incentive Plan. The Company extended a loan to Mr. Fraser of $250,000 secured by his option to purchase 370,000 shares of the Company's Common Stock. See "Certain Transactions."

(5)  Includes commissions.

(6)  Mr. Musgrove commenced employment with the Company in September 1995.

(7) Mr. Checco served as the Company's Vice President, Engineering from June 1995 to November 1996. In December 1996, the Company entered into a Separation Agreement with Mr. Checco pursuant to which it was agreed that effective in November 1996 Mr. Checco would no longer serve as Vice President, Engineering of the Company, but would be available to the Company as a consultant to answer questions upon reasonable notice until May 19, 1997. It was agreed that Mr. Checco would be paid a bonus for fiscal 1996 on a pro-rata basis, would continue to receive stock option vesting and most benefits through May 19, 1997 and would receive a consulting fee equal to the salary he would have received had he remained employed by the Company through May 19, 1997, unless and until he is re-employed in the telecommunications industry, in which case the provision of benefits, other than the consulting fee, would cease. Payments to Mr. Checco for his services as a consultant beginning in November 1996 are included in the amount listed as salary for fiscal 1996. The amount listed as bonus for fiscal 1996 represents payment to Mr. Checco of a pro rata portion of a bonus based on the Company's meeting certain of its revenue and profitability objectives for fiscal 1996.

OPTION GRANTS IN FISCAL 1996

   The following table sets forth information regarding individual option grants pursuant to the Company's equity incentive plans during 1996 to each of the Named Officers. In accordance with the rules of the Securities and Exchange
Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date the option was granted to the end of the option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                         OPTION GRANTS IN FISCAL 1996


                                                                                   POTENTIAL
                                       PERCENT OF                              REALIZABLE VALUE AT
                          NUMBER OF      TOTAL                                      ASSUMED
                          SECURITIES    OPTIONS                                 ANNUAL RATES OF
                          UNDERLYING   GRANTED TO   EXERCISE               STOCK PRICE APPRECIATION
                           OPTIONS     EMPLOYEES     PRICE                  FOR OPTION TERM ($)(2)
                           GRANTED     IN FISCAL      PER      EXPIRATION -------------------------
          NAME              (#)(1)        1996     SHARE ($)      DATE        5% ($)      10% ($)
----------------------- ------------ ------------ ---------- ------------ ------------ ------------
Vinita Gupta ...........       --           --          --           --             --           --
Alan I. Fraser .........  370,000        38.80%     $15.50     09/30/06     $3,606,711   $9,140,113
Timothy K. Montgomery  .   60,000         6.29       16.50     10/01/06        622,606    1,577,805
Toni M. Bellin. ........   10,000         1.05       21.75     12/17/06        136,785      346,639
Jack C. Musgrove .......   10,000         1.05       10.13     01/30/06         63,676      161,366
                           10,000         1.05       21.75     12/17/06        136,785      346,639
Stanley E. Kazmierczak     40,000         4.19       16.50     10/01/06        415,070    1,051,870
James W. Checco(3)  ....   45,000         4.72       10.50     04/10/06        297,153      753,043

--------------
(1) The options shown in the table are nonqualified stock options that were granted at fair market value. These options become exercisable with respect to 25% of the shares after the first full year that the optionee renders services to the Company after the date of grant and with respect to 2.084% of the shares for each full month thereafter that the optionee renders services to the Company. These options will expire ten years from the date of grant, subject to earlier termination upon termination of employment. The exercise price may be paid, among other things, by delivery of shares already owned, and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

(2) The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(3) Mr. Checco ceased to be an officer and employee of the Company in November 1996.

OPTION EXERCISES IN FISCAL 1996 AND DECEMBER 31, 1996 OPTION VALUES

   The following table sets forth certain information concerning the exercise of options by each of the Named Officers during fiscal 1996, including the aggregate amount of gain on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options held on December 31, 1996 by each of the Named Officers. Also reported are values for "in- the-money" stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Common Stock as of December 31, 1996 (as determined by the closing price of the Company's Common Stock on that date as reported by the Nasdaq National Market tier of the Nasdaq Stock Market ($23.75)).

 AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR END OPTION VALUES


                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT               IN-THE-MONEY OPTIONS
                                            VALUE          FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)(2)
                         SHARES ACQUIRED   REALIZED   ----------------------------- -----------------------------
          NAME           ON EXERCISE (#)    ($)(1)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------- --------------- ------------- ------------- --------------- ------------- ---------------
Vinita Gupta ...........       --              --              --             --               --              --
Alan I. Fraser .........       --              --              --        370,000               --      $3,052,500
Timothy K. Montgomery  .       --              --          35,000        120,000         $772,917       1,760,000
Toni M. Bellin .........     9,500           $145,500      14,125         73,875           69,063         535,687
Jack C. Musgrove .......       --              --          18,750         61,250          159,375         506,875
Stanley E. Kazmierczak         --              --          26,162         76,187          448,440         718,156
James W. Checco(3)  ....       --              --           8,125         66,875           69,063         782,188

-----------------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option, as determined by the closing price of the Company's Common Stock on the day before the date of exercise as reported by the Nasdaq National Market tier of the Nasdaq Stock Market, less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized.

(3) Mr. Checco ceased to be an officer and employee of the Company in November 1996.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Company's Compensation Committee currently consists of Messrs. Alberding, Avis and Moore. During fiscal 1996, Vinita Gupta, Chairperson of the Board of the Company, served as a member of the Board of Directors and of the Compensation Committee of the Board of Directors of Integrated Systems, Inc., whose Chairman of the Board, Dr. Narendra K. Gupta, is a director of the Company. Mrs. Gupta is the wife of Dr. Gupta. See "Certain Transactions" below.

                              CERTAIN TRANSACTIONS

   Since January 1, 1996, there have been the following transactions or series of transactions involving more than $60,000 between the Company and any current executive officer, director, 5% beneficial owner of the Company's Common Stock or any member of the immediate family of any of the foregoing in which one or more of the foregoing individuals or entities had a material interest, in addition to those indicated in "Executive Compensation" above.

   Pursuant to a Secured Promissory Note dated September 30, 1996 and related Security Agreement dated September 30, 1996, the Company loaned $250,000 to Alan
I. Fraser, the President and Chief Executive Officer and a director of the Company. Such loan is due and payable on or before September 30, 1999, bears interest at a rate of 6.02% per annum, compounded annually and is secured by the option to purchase 370,000 shares of the Company's Common Stock granted to Mr. Fraser on September 30, 1996. As of the Record Date, the entire principal amount of such promissory note and all accrued interest thereon remained outstanding.

   In fiscal 1996, the Company purchased $114,100 worth of software licenses and maintenance from Integrated Systems, Inc., an entity that is approximately 20% owned by Dr. Narendra Gupta, a director of the Company, and of which Dr. Gupta is Chairman of the Board. Mrs. Vinita Gupta, Chairperson of the Board of Directors and founder of the Company, is a director of Integrated Systems, Inc. In addition, in fiscal 1996, the Company purchased $243,691 worth of ASIC design services from Doctor Design, a subsidiary of Integrated Systems, Inc.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

To the Board of Directors

   Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). During 1996, the Committee was composed of three independent non-employee directors, Richard Alberding, Gregory Avis and Charles R. Moore, none of whom have any interlocking relationships as defined by the SEC. (Mr. Alberding resigned from the Committee in January 1996 and was reappointed to the Committee in August 1996). Although Mrs. Gupta attends the meetings of the Committee, she does not vote on any matters that relate to compensation.

GENERAL COMPENSATION POLICY

   The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO"), other executive officers and other management of the Company at or about the beginning of each year. The Committee administers the 1986 Stock Option Plan, the 1992 Equity Incentive Plan, as amended, and the 1993 Employee Stock Purchase Plan. In addition, the Committee evaluates and makes determinations with respect to incentive compensation for executive officers.

   The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management of the Company, relates a portion of each individual's total compensation to the Company's corporate objectives set forth at the beginning of the Company's fiscal year, as well as to individual contributions. Consistent with this policy, a designated portion of the compensation of the executive officers and other management of the Company is contingent on corporate performance and adjusted based on the individual officer's performance as measured against personal objectives established by the Compensation Committee. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1992 Equity Incentive Plan, as amended. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

   The base salaries, target bonuses, stock option grants and other incentive compensation of the executive officers are determined in part by the Committee by reviewing the Radford survey and, in some cases, similar surveys and evaluating the base salary, bonus and stock option grant standards included in such surveys against the achievement by the Company of its corporate goals. The Radford survey is nationally known for its database of high technology company compensation practices. Only some of these companies are included in the companies included in the indices used by the Company in its Performance Graph. The compensation of the Company's executive officers is compared to comparable survey positions and competitive market compensation levels to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive an annual cash bonus and are entitled to participate in the 1992 Equity Incentive Plan, as amended.

1996 EXECUTIVE COMPENSATION

   BASE COMPENSATION. The foregoing information was presented to the Committee in January 1996. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1996 for each executive officer, including the CEO.

   INCENTIVE COMPENSATION. Cash bonuses are awarded if an executive officer achieves predetermined individual performance goals and the Company meets certain corporate objectives that are set by the Committee in the beginning of the year. The CEO's objective judgment of executives' performance (other than his or her own) after the end of the year is taken into account in determining whether those goals have been satisfied. The specific Company objectives, which are considered by the Company to be confidential business information, do not necessarily have an immediate or direct effect on the trading price of the Common Stock of the Company.

   STOCK OPTIONS. In 1996, stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the shareholders. Stock options typically have been granted to executive officers when the executive first joins the Company, to stay competitive on an ongoing basis and occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In 1996, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. Options were granted to Toni Bellin for 10,000 shares, Stanley Kazmierczak for 40,000 shares, Timothy Montgomery for 60,000 shares, and Jack Musgrove for 20,000 shares during 1996 in connection with the Company's continuing efforts to assure that the options offered to its executives are competitive within the industry and represent an incentive to continue such executives' employment. Options were granted to James Checco in fiscal 1996 as described below. Options were also granted to Alan I. Fraser when he was hired by the Company as President and Chief Executive Officer in September 1996, as discussed below, as part of the Company's standard practices in order to remain competitive as an employer and provide an incentive to increase the value of the Company's stock. Beginning November 3, 1995, stock options granted by the Company generally include a vesting schedule with a four-year rather than a five-year period. Stock options are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

   REPORT ON REPRICING OF OPTIONS. The Compensation Committee believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of its employees and to motivate their performance. In order to respond to concerns regarding competition and its impact on recruiting of key executives, especially in the area of engineering, the Company on April 10, 1996, canceled options to purchase 75,000 shares that had been granted on June 19, 1995, at an exercise price per share of $28.00 to James Checco, then the Company's Vice President, Engineering, and re-issued to Mr. Checco, options to purchase 45,000 shares at an exercise price per share of $10.50.

   Options held by any executive officer of the Company that were repriced during the period from January 31, 1994, the effective date of the Company's initial public offering, to December 31, 1996 are listed in the following table.


                          Ten-Year Option Repricing

                                      NUMBER OF                                               LENGTH OF ORIGINAL
                                      SECURITIES    MARKET PRICE OF EXERCISE PRICE               OPTION TERM
                                      UNDERLYING     STOCK AT TIME    AT TIME OF      NEW     REMAINING AT DATE
                                   OPTIONS REPRICED OF REPRICING OR  REPRICING OR   EXERCISE   OF REPRICING OR
          NAME             DATE     OR AMENDED (#)   AMENDMENT ($)  AMENDMENT ($)  PRICE ($)      AMENDMENT
---------------------- ---------- ---------------- --------------- -------------- ---------- ------------------
JAMES W. CHECCO         04/10/96      45,000           $10.50          $28.00       $10.50   9 YEARS, 2 MONTHS
 Former Vice
 President,
 Engineering

   COMPANY PERFORMANCE AND CEO COMPENSATION. In January 1996, the Compensation Committee recommended that Mrs. Gupta, then the Company's CEO, receive a base salary of $200,000 for 1996, based on its review of the market data outlined above and the Company's performance at that time. In September 1996, Alan Fraser was hired as the Company's President and Chief Executive Officer, and the Compensation Committee recommended a base salary of $300,000, with a sign-on bonus of $45,000. The Compensation Committee granted Mr. Fraser options to purchase 370,000 shares of the Company's Common Stock and provided him with a loan of $250,000 which was secured by his options. In providing for Mr. Fraser's compensation package, the Compensation Committee considered the various factors discussed above, in particular his ability to impact corporate results. Mrs. Gupta's salary remained at its existing level for the remainder of 1996, given her continued responsibilities as Chairperson of the Board. After careful review of the Company's performance as measured against its objectives for 1996, the Committee recommended that Mrs. Gupta receive a bonus of $60,000 to be paid to Mrs. Gupta pursuant to the Committee's determination that certain of the milestones or objectives established by the Committee for 1996 had been accomplished. These milestones included revenue and operating income objectives as well as other business related goals. These recommendations were approved by the Board of Directors.

   COMPLIANCE  WITH  SECTION  162(M) OF THE INTERNAL  REVENUE CODE OF 1986.  The
Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for 1997. The 1992 Equity Incentive Plan, as amended, is currently in compliance with Section 162(m) by virtue of the inclusion of a limitation on the number of shares that an executive officer may receive under the 1992 Equity Incentive Plan. The Company does not expect cash compensation for 1997 to be affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE
                                          Richard C. Alberding
                                          Gregory M. Avis
                                          Charles R. Moore

                              PERFORMANCE GRAPH

   The stock price performance graph below includes companies required by the Securities and Exchange Commission and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

   The following graph demonstrates a comparison of cumulative total returns based upon an initial investment of $100.00 in the Company's Common Stock as compared with the Nasdaq Stock Market (US) Index and the Nasdaq Telecommunications Stock Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance and only reflects the Company's relative stock price on January 31, 1994 (as offered by the Company pursuant to its initial public offering of Common Stock on such date), on December 30, 1994, on December 29, 1995 and on December 31, 1996.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                   Nasdaq Stock              Nasdaq
                  Digital Link      Market--US      Telecommunications Index
                  ------------      ----------      ------------------------
                                      Index
   01/31/94      $ 100.00          $ 100.00                $ 100.00
   12/30/94        191.89             94.79                   82.89
   12/29/95        100.89            134.16                   99.73
   12/31/96        169.64            165.03                  111.91

              SHAREHOLDER PROPOSALS AND ANNUAL REPORT ON FORM 10-K

   Proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than December 15, 1997 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

   THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE BY WRITING TO OR CALLING THE COMPANY'S HEADQUARTERS. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 217 HUMBOLDT COURT, SUNNYVALE, CALIFORNIA 94089 OR BY CALLING (408) 745-6200.

                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. During the 1996 fiscal year, the Company is unaware of any failures to file Forms 3, 4 or 5 and any failures to file Forms 3, 4 or 5 on a timely basis.

                                 OTHER BUSINESS

   The Board of Directors does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Dated: April 18, 1997

                                      By Order of the Board of Directors

                                      /s/ Stanley E. Kazmierczak

                                      Stanley E. Kazmiercak
                                      Vice President Finance and Administration,
                                      Chief Financial Officer and Secretary

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
   AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID
       ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                                                      Appendix A

                            DIGITAL LINK CORPORATION

                           1992 EQUITY INCENTIVE PLAN
                           --------------------------

                          As Adopted February 18, 1992
                           As Amended December 3, 1993
                          As Amended February 24, 1995
                          As Amended February 12, 1997


           1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its subsidiaries and affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Performance Bonuses. Capitalized terms not defined in the text are defined in Section 24.

           2. SHARES SUBJECT TO THE PLAN.

                   2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 2,898,890 Shares. Subject to Sections 2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan if: (a) any Shares that are subject to issuance upon exercise of an Option cease to be subject to such Option for any reason other than exercise of such Option, (b) any Shares that are subject to an Award granted hereunder are forfeited or are repurchased by the Company, or (c) an Award otherwise terminates without Shares being issued to the Participant.

                   2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards, shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest whole number, as determined by the Committee.

           3. ELIGIBILITY. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. "Named Executive Officers" (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act) shall each be eligible to receive up to an aggregate maximum of 500,000 Shares over the term of the Plan. A person may be granted more than one Award under the Plan.

           4. ADMINISTRATION.

                   4.1 Committee Authority. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                       (a)  construe and interpret the Plan, any Award Agreement
                            and  any  other  agreement  or  documents   executed
                            pursuant to the Plan;

                       (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                       (c)  select persons to receive Awards;

                       (d)  determine the form and terms of Awards;

                       (e)  determine    the   number   of   Shares   or   other
                            consideration subject to Awards;

                       (f) determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or Affiliate;

                       (g)  grant waivers of Plan or Award conditions;

                       (h) accelerate the vesting, exercise or payment of Awards;

                       (i)  correct  any  defect,   supply  any   omission,   or
                            reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                       (j)  determine whether an Award has been earned; and

                       (k) make all other determinations necessary or advisable for the administration of the Plan.

                   4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                   4.3 Exchange Act Requirements. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which shall consist of the appointment by the Board of a Committee consisting of not less than two members of the Board, each of whom is a Disinterested Person. If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons.

           5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                   5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                   5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement will be delivered to the Participant with a copy of the Plan within a reasonable time after the granting of the Option.

                   5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of one hundred twenty (120) months from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options either as to an increased percentage of Shares per year or as to all remaining Shares.

                   5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

                   5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                   5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

                       (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), or, if sooner, no later than the expiration date of the Options.

                       (b) If the Participant is terminated because of death or Disability, then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date, by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Award Agreement), but in any event no later than the expiration date of the Options.

                   5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the full number of Shares as to which the Option is then exercisable.

                   5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                   5.9 Modification, Extension or Renewal. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to the Participants affected; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section
5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                   5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

           6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                   6.1 Form of Restricted Stock Award. All purchases made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                   6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be at least 85% of the Fair Market Value of the Shares when the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

                   6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

           7. PERFORMANCE BONUSES.

                   7.1 Awards of Performance Bonuses. A Performance Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Performance Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company; or may be awarded upon satisfaction of such performance goals as are set out in advance in Participant's individual Award Agreement (the "Performance Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Performance Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                   7.2 Terms of Performance Bonuses. The Committee shall determine the number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Performance Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any performance period (the "Performance Period") for each Performance Bonus;
(b) the  performance  goals and criteria to be used to measure the  performance;
(c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Performance Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Bonuses that are subject to different Performance Periods and different performance goals and criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance factors applicable to the Performance Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                   7.3 Form of Payment. The earned portion of a Performance Bonus may be paid currently or on a deferred basis with such interest or dividends equivalent as may be determined by the Committee. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

                   7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in cash, Shares or otherwise) with respect to the Performance Bonus only to the extent earned in accordance with the Performance Bonus Agreement, unless the Committee shall determine otherwise.

           8. PAYMENT FOR SHARE PURCHASES.

                   8.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                       (a) by cancellation of indebtedness of the Company to the Participant;

                       (b) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or
                            (2) were obtained by Participant in the public market;

                       (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                       (d)  by  waiver  of   compensation   due  or  accrued  to
                            Participant for services rendered;

                       (e)  by tender of property;

                       (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                            (1) through  a  "same  day  sale"   commitment  from
                                Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                            (2) through a "margin"  commitment from  Participant
                                and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or


                       (g)  by any combination of the foregoing.

                   8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

           9. WITHHOLDING TAXES.

                   9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                   9.2 Stock Withholding. When under applicable tax laws a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding, and the Participant is obligated to pay the Company the amount required to be withheld, the Participant may satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                       (a) the election must be made on or prior to the applicable Tax Date;

                       (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

                       (c) all elections shall be subject to the consent or disapproval of the Committee;

                       (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; provided, however, that prior to the date the Company elects to comply with the requirements of Rule 16b-3, as amended effective May 1, 1992, the provisions of former Rule 16b-3(e) of the Exchange Act shall apply with respect to any such elections; and

                                  (e) in the event that the Tax Date is deferred until six months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

           10. PRIVILEGES OF STOCK OWNERSHIP.

                   10.1 Voting and Dividends. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain dividends or distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to
Section 12.

                   10.2 Financial Statements. The Company shall provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Options outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

           11. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

           12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "vested", the higher of: (l)
Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, such right of repurchase terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "vested", at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased, and if the right to repurchase is assignable, the assignee must pay the Company upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

           13. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

           14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

           15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

           16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining approval from any governmental agency that the Company determines is necessary or advisable, or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

           17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

           18. CORPORATE TRANSACTIONS.

                   18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants),
(b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject repurchase restrictions no less favorable to the Participant.

                   18.2 Expiration of Awards. In the event such successor corporation, if any, refuses to assume or substitute the Awards, as provided above, pursuant to a transaction described in Subsection 18.1(a) above, such Awards shall expire on (and, if the Company has reserved to itself a right to repurchase Shares issued pursuant to an Award, such right shall terminate on the consummation of) such transaction at such time and on such conditions as the Board shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Awards as provided above, pursuant to a transaction described in Subsections 18.1(b), (c) or (d) above, or there is no successor corporation, and if the Company ceases to exist as a separate corporate entity, then notwithstanding any contrary terms in the Award Agreement, the Awards shall expire on a date at least twenty (20) days after the Board gives written notice to Participants specifying the terms and conditions of such termination.

                   18.3 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                   18.4 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of the award, or (b) assuming the award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option such new Option may be granted with a similarly adjusted Exercise Price.

           19. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Plan shall be approved by the shareholders of the Company, consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option shall be exercised prior to the time an increase in the number of Shares has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein all Awards granted hereunder and any Shares issued pursuant to any Award shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended with respect to shareholder approval.

           20. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date.

           21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect including (but not limited to) amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended thereunder.

           22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

           23. GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

           24. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                   "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                   "Award" means any award under the Plan, including any Option, Restricted Stock or Performance Bonus.

                   "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                   "Board" means the Board of Directors of the Company.

                   "Code" means the Internal Revenue Code of 1986, as amended.

                   "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

                   "Company" means Digital Link Corporation, a corporation organized under the laws of the State of California, or any successor corporation.

                   "Disability"   means  a  disability,   whether  temporary  or
permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                   "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                   "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                   "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                       (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing sale price on the Nasdaq National Market on the last trading day prior to the date of determination;

                       (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                       (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal, for the over-the-counter market; or

                       (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

                   "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16(b) of the Exchange Act.

                   "Outside Director" shall mean any director who is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or
(iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                   "Option" means an award of an option to purchase Shares pursuant to Section 5.

                   "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                   "Participant" means a person who receives an Award under the Plan.

                   "Performance Bonus" means an award of Shares or cash pursuant to Section 7.

                   "Plan" means this Digital Link Corporation 1992 Equity Incentive Plan, as amended from time to time.

                   "Restricted  Stock"  means  an award of  Shares  pursuant  to
Section 6.

                   "SEC" means the Securities and Exchange Commission.

                   "Securities Act" means the Securities Act of 1933, as amended.

                   "Shares" means shares of the Company's Common Stock reserved for issuance under the Plan, as adjusted pursuant to Section 2, and any successor security.

                   "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                   "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion as to whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                                                                      Appendix B

Proxy                       DIGITAL LINK CORPORATION                       Proxy

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY


                                  MAY 21, 1997

     The undersigned hereby appoints Vinita Gupta and Stanley E. Kazmierczak, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, of Digital Link Corporation (the "Company"), held of record by the undersigned on March 28, 1997, at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Four Points Hotel located at 1100 North Mathilda Avenue, Sunnyvale, California 94089 on Wednesday, May 21, 1997, 9:00 a.m. Pacific Daylight Time, and at any adjournments or postponements thereof.


                (Continued, and to be signed on the other side)

                                                                                                                     [X] Please mark
                                                                                                                          your votes
                                                                                                                             as this
                                             WITHHOLD
1.ELECTION OF DIRECTORS:             FOR     FOR ALL             2. To approve an amendment to  the 1992   FOR    AGAINST    ABSTAIN
  NOMINEES: Vinita Gupta,                                           Equity  Incentive Plan  to  increase   [ ]      [ ]        [ ]
  Richard C. Alberding,              [ ]       [ ]                  the   number  of   shares  available
  Gregory M. Avis, Alan I. Fraser,                                  thereunder by 800,000 to 2,898,890.
  and Narendra K. Gupta
                                                                 3. The ratification of the selection of
  INSTRUCTION:  To  withhold authority to vote for any              Coopers  &  Lybrand,  L.L.P. as  the   [ ]      [ ]        [ ]
  individual nominee, write that nominee's name in the              Company's  independent  auditors for
  space provided below.                                             the current fiscal year.

  ----------------------------------------------------           4. The   transaction   of   such  other
                                                                    business as may properly come before
I PLAN TO ATTEND THE MEETING                   [ ]                  the  meeting or  any adjournments or
                                                                    postponements of the meeting.

                                                                    The Board of Directors recommends
                                                                    that you vote FOR the election of
                                                                    all nominees and FOR proposals  2
                                                                    and 3.



                                                                                THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.  WHEN NO
                                                                                CHOICE IS  INDICATED,  THIS  PROXY WILL BE VOTED FOR
                                                                                THE ELECTION OF THE FIVE  NOMINEES AND FOR PROPOSALS
                                                                                2 AND 3. In their discretion,  the proxy holders are
                                                                                authorized  to vote upon such other  business as may
                                                                                properly come before the meeting or any  adjournment
                                                                                or postponements thereof to the extent authorized by
                                                                                Rule  14a-4(c)   promulgated  under  the  Securities
                                                                                Exchange Act of 1934, as amended.


                                                                                THIS  PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF
                                                                                DIRECTORS OF DIGITAL LINK CORPORATION

Signature(s)                                                                         Dated                         , 1997
            ----------------------------------------------------                           -----------------------
Signature(s) of Shareholder or Authorized Signatory

Please sign exactly as your name(s) appear(s) on your stock  certificate.  If shares of stock stand of record in the names of two or more persons or in the name of husband and wife,  whether as joint  tenants or otherwise,  both or all such persons  should sign the proxy.  If shares of stock are held of record by a corporation,  the proxy should be executed by the president or vice president and the secretary or assistant  secretary.  Executors,  administrators  or other  fiduciaries who execute the above proxy for a deceased shareholder  should give their full title.  Please date the proxy.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE
URGED TO COMPLETE,  DATE,  SIGN, AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED
AT THE MEETING.